UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 16, 2007

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

1338 Plantation Road
Roanoke, Virginia        24012
(Address of Principal Executive Offices) (Zip Code)

(540) 345-3195
(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

Form 8-K

Item 2.02     Results of Operations and Financial Condition

Western Sizzlin Corporation (the “Company”) issued a press release dated March 16, 2007, with earnings information on the Company’s fiscal year ended December 31, 2006.  The press release is furnished with this Form 8-K as Exhibit 99.1

Item 9.01                       Financial Statements and Exhibits

99.1               Press Release dated March 16, 2007, issued by the Company.

The information contained in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1 referenced in Item 9.01, is being “furnished” pursuant to Item 2.02 of Form 8-K and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: March 19, 2007	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer